UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
8-K
Current Report Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 17, 2021
Everest Re Group, Ltd.
(Exact name of registrant as specified in its charter)
Bermuda
1-15731
98-0365432
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)
Seon Place – 4th Floor
141 Front Street
PO Box HM 845
Hamilton
HM 19
,
Bermuda
Not Applicable
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number,

including area code
441
-
295-0006
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.

below):
☐

Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17

CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class Trading Symbol(s) Name of Exchange where registered
Common Shares, $0.01 par value
RE
New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange

Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☐

If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act.

☐

ITEM 5.02
DEPARTURE OF DIRECTORS OR PRINCIPAL

OFFICERS, ELECTION OF
DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS

Today,

the registrant

entered into

an extension

of its

Employment Agreement

with Mr.

Juan C.

Andrade to

continue
as

President

and

Chief

Executive

Officer

of

Everest

Re

Group,

Ltd.

effective

December

17,

2021.

A

copy

of

the
Employment Agreement is filed herewith

as Exhibit 10.1and incorporated herein by

reference.

The material terms of
the extension of the Employment Agreement are as follows:

Term : Effective January 1, 2022 and runs through December 31, 2023. The Term shall automatically be extended for successive one-year periods unless either party provides written notice of its intent to not extend the Term at
least six months prior to expiration of the then current Term.
Annual Salary :

$1,250,000 per year
Annual Incentive Bonus:

Eligible to participate in an executive performance bonus program or plan established
by the Board of Directors.

The target value of the annual non-equity incentive will be 220% of base salary.

Executive Stock Based Incentive Plan:

Eligible to participate in the registrant’s stock-based incentive plan with a target value of 360% of base salary.

ITEM 9.01
FINANCIAL STATEMENTS

AND EXHIBITS
(c) Exhibits
Exhibit No. Description
99.1 News Release of the registrant,
dated December 17, 2021
10.1 Employment Agreement with Juan C. Andrade
dated December 17,2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be
signed on its behalf by the undersigned hereunto duly authorized.
EVEREST RE GROUP, LTD.
By:

/S/ ROBERT J. FREILING
Robert J. Freiling
Senior Vice President and

Chief Accounting Officer
Dated:

December 17, 2021

EXHIBIT INDEX
Exhibit
Number Description of Document Page No.
99.1
News Release of registrant,
dated December 17, 2021
5
10.1
Employment Agreement with Juan C. Andrade
dated December 17,2021
7
104 Cover Page Interactive Data File (embedded
within the Inline XBRL document)